UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		May 11, 2020

HYSTER-YALE MATERIALS HANDLING, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54799	31-1637659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 Landerbrook Drive, Suite 300
Cleveland	(440)
OH	449-9600	44124-4069
(Address of principal executive offices)	(Registrant's telephone number, including area code)	(Zip code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	HY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Information.

Hyster-Yale Materials Handling, Inc. (the “Company”) is unable to meet the original deadline for the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 due to circumstances related to the global outbreak of novel coronavirus (“COVID-19”).

The significant decline in economic activity caused by the COVID-19 pandemic has disrupted the Company’s operations, reduced the demand for the Company’s products from customers and reduced the availability of components from the Company’s suppliers. These and other effects of the rapid deterioration in economic conditions caused by COVID-19 required the Company to evaluate certain assets at March 31, 2020 for impairment. The Company has not concluded certain analyses and procedures related to this impairment analysis.

The Company is relying on SEC Release No. 34-88465 dated March 25, 2020, which allows a registrant to delay the filing of certain reports under the Securities Exchange Act of 1934 by up to 45 days after the original due date if the registrant is unable to meet the filing deadline due to circumstances related to the COVID-19 pandemic. The Company expects to file its Quarterly Report on Form 10-Q on or before May 29, 2020.

Risks Relating to COVID-19

The following risk factor updates the risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 in the section entitled “Risk Factors.” The impact of COVID-19 may also exacerbate the risks discussed therein, any of which could have a material effect on the Company.

The Company faces risks related to the global outbreak of COVID-19, which has adversely affected and may continue to adversely affect the Company’s business, results of operations and financial condition.

The Company faces risks related to pandemics and other public health crises, including the global outbreak of COVID-19, which has reached and disrupted areas in which the Company has operations, suppliers, customers and employees. The COVID-19 pandemic and actions taken by governments and others in response have resulted in and may continue to cause the closure of certain of the Company’s customers’ facilities, which in turn has reduced and may continue to reduce demand for its products. Furthermore, as a result of the COVID-19 pandemic, certain of the Company’s suppliers have been unable to provide materials to its facilities. This disruption to the Company’s supply chains has negatively impacted its business and results of operations and it is unable to predict the ultimate duration of such disruption and whether it will be able to secure supplies from alternate suppliers on favorable terms or at all. Moreover, the Company has closed and may continue to close certain of its facilities in response to the COVID-19 pandemic and measures taken by governments in response, which has and may continue to have a negative impact on its business and results of operations. The COVID-19 pandemic has also disrupted the Company’s internal operations, including by causing a large number of its employees to work remotely, subjecting the Company to heightened cyber and other risks. There is also a heightened risk that a significant portion of the Company’s workforce will suffer illness or otherwise not be permitted or be unable to work. The Company cannot predict whether any of these disruptions will continue or whether its operations will experience more significant or frequent disruptions in the future. Any measures the Company implements to mitigate these risks and disruptions may not be successful.

The circumstances surrounding the COVID-19 pandemic continue to evolve and it is not possible to predict the full nature and extent of the impacts of the COVID-19 pandemic. However, the Company does expect the continued spread of COVID-19 and reactions by governments and others to cause an economic slowdown that could be significant and, therefore, could extend the duration of the period of reduced demand for the Company’s products and disruption of its supply chain. Additionally, deteriorating economic conditions could result in material impairment charges in the value of certain of the Company’s assets. Moreover, circumstances surrounding the COVID-19 pandemic have negatively impacted global financial markets leading to greater volatility and increased cost of capital. If such conditions continue, the Company’s ability to borrow capital and otherwise finance its operations and expenditures may be negatively impacted.

Forward-Looking Statements

The statements contained in this Current Report on Form 8-K that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are made subject to certain risks and uncertainties, which could cause actual results to differ materially from those presented. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Among the factors that could cause plans, actions and results to differ materially from current expectations are, without limitation: (1) the duration and severity of the COVID-19 pandemic, any preventive or protective actions taken by governmental authorities, the effectiveness of actions taken globally to contain or mitigate its effects, and any unfavorable effects of the COVID-19 pandemic on either the Company's or its suppliers plants' capabilities to produce and ship products if COVID-19 continues to spread or quarantines are extended, (2) reduction in demand for lift trucks, attachments and related aftermarket parts and service on a global basis, including any reduction in demand as a result of a COVID-19 triggered economic recession, including any determination by the Company that the value of its assets is impaired, (3) the ability of Hyster-Yale and its dealers, suppliers and end-users to access credit in the current economic environment, or obtain financing at reasonable rates, or at all, as a result of current economic and market conditions, (4) delays in delivery or increases in costs, including transportation costs, the imposition of tariffs, or the renewal of tariff exclusions, of raw materials or sourced products and labor or changes in or unavailability of quality suppliers, (5) delays in manufacturing and delivery schedules, (6) the successful commercialization of Nuvera's technology, (7) customer acceptance of pricing, (8) the political and economic uncertainties in the countries where the Company does business, (9) exchange rate fluctuations and monetary policies and other changes in the regulatory climate in the countries in which the Company operates and/or sells products, (10) bankruptcy of or loss of major dealers, retail customers or suppliers, (11) customer acceptance of, changes in the costs of, or delays in the development of new products, (12) introduction of new products by, or more favorable product pricing offered by, competitors, (13) product liability or other litigation, warranty claims or returns of products, (14) the effectiveness of the cost reduction programs implemented globally, including the successful implementation of procurement and sourcing initiatives, (15) changes mandated by federal, state and other regulation, including tax, health, safety or environmental legislation, and (16) unfavorable effects of geopolitical and legislative developments on global operations, including without limitation, the United Kingdom's exit from the European Union, the entry into new trade agreements and the imposition of tariffs and/or economic sanctions.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 11, 2020		HYSTER-YALE MATERIALS HANDLING, INC.

		By:	/s/ Kenneth C. Schilling
Name: Kenneth C. Schilling
Title: Senior Vice President and Chief Financial Officer